Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,869.36
Total Transaction Valuation	51,400,102.54
Total Offset Amount	7,869.36
Net Fee	$ 0